              As filed with the Securities and Exchange Commission on March 1, 2001

                                       Securities Act registration no. 33-11755
                               Investment Company Act registration no. 811-5022
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
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           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                       Post-Effective Amendment No. 29                [X]

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                    [X]
                                Amendment No. 31                      [X]

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                                SKYLINE FUNDS-Registered Trademark-
                                  (Registrant)

           311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606
                         Telephone Number: 312/913-0900

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 William M. Dutton                        Stacy H. Winick
 Skyline Funds                            Bell, Boyd & Lloyd LLC
 311 South Wacker Drive, Suite 4500       Three First National Plaza, Suite 3300
 Chicago, Illinois  60606                 Chicago, Illinois  60602

                              (Agents for service)

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                  Amending Parts A, B and C and filing Exhibits

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               It is proposed that this filing will become effective:

         X     immediately upon filing pursuant to paragraph (b)
       ----
               on        pursuant to paragraph (b)
       ----      --------
       ----
               60 days after filing pursuant to paragraph (a)(1)
       ----
               on        pursuant to paragraph (a)(1)
                 --------
       ----
               75 days after filing pursuant to paragraph (a)(2)
       ----
               on        pursuant to paragraph (a)(2) of rule 485
                 --------
       ----



--------------------------------------------------------------------------------

 SKYLINE FUNDS-REGISTERED TRADEMARK-
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SPECIAL EQUITIES PORTFOLIO

PURE NO LOAD

NO 12b-1 FEES


The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                                                      PROSPECTUS
                                                                   MARCH 1, 2001

                               TABLE OF CONTENTS


                                                              Page
SKYLINE SPECIAL EQUITIES PORTFOLIO..........................    1
       INVESTMENT OBJECTIVE.................................    1
       PRINCIPAL INVESTMENT STRATEGIES......................    1
       PRINCIPAL RISKS......................................    1
       IS THE FUND RIGHT FOR YOU?...........................    1
       HOW THE FUND HAS PERFORMED...........................    2
FEES AND EXPENSES...........................................    3
HOW WE CHOOSE INVESTMENTS...................................    4
       THE FUND.............................................    4
       SKYLINE'S RESEARCH...................................    5
       SKYLINE'S BUY/SELL DISCIPLINE........................    5
WHO MANAGES THE FUND........................................    6
       THE ADVISER..........................................    6
       THE INVESTMENT TEAM..................................    6
INVESTMENT RISKS............................................    7
HOW WE MANAGE RISK..........................................    9
TYPES OF ACCOUNTS...........................................    9
INFORMATION ON PURCHASING SHARES............................   11
       TO OPEN A NEW ACCOUNT WITH US........................   11
       TO ADD TO AN EXISTING ACCOUNT........................   12
       RULES THAT APPLY TO ALL SHARE PURCHASES..............   13
       DETERMINING THE SHARE PRICE..........................   14
INFORMATION ON REDEEMING SHARES.............................   14
       RULES THAT APPLY TO ALL SHARE REDEMPTIONS............   16
       SIGNATURE GUARANTEES.................................   18
SHAREHOLDER SERVICES........................................   19
       SHAREHOLDER ACCOUNTS.................................   19
       CHANGES TO YOUR ADDRESS..............................   19
       EXCHANGE PLAN........................................   19
       AUTOMATIC INVESTMENT PLAN............................   20
       ELECTRONIC FUNDS PURCHASES...........................   20
       SYSTEMATIC WITHDRAWAL PLAN...........................   21
       RETIREMENT PLANS.....................................   21
DISTRIBUTIONS AND TAXES.....................................   21
       DISTRIBUTION PAYMENT AND REINVESTMENT OPTIONS........   21
       TAXES AND TAX REPORTING..............................   22
       BUYING AND SELLING SHARES CLOSE TO A RECORD DATE.....   22
SHAREHOLDER INQUIRIES.......................................   23
OUR SERVICE PROVIDERS.......................................   23
FINANCIAL HIGHLIGHTS........................................   23

                       SKYLINE SPECIAL EQUITIES PORTFOLIO

INVESTMENT OBJECTIVE

  The Fund seeks maximum capital appreciation primarily through investment in common stocks that its investment adviser considers to be undervalued.

PRINCIPAL INVESTMENT STRATEGIES


  Special Equities Portfolio is a small cap value investment. The Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. The Fund also invests in stocks that are depressed due to current problems at the company if there is an expectation that the company's operations will improve. The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion.



PRINCIPAL RISKS



  Your investment in the Fund is subject to market risk--the risk that a particular stock, or stocks in general, may rise or fall in value in response to company, market or economic news. If the stocks owned by the Fund fall in value, your investment in the Fund would also fall in value. Stocks tend to have periods of rising prices and periods of falling prices, and when you sell your shares of the Fund, they may be worth more or less than you paid for them. You could lose money on your investment.



  Compared to large companies, small companies like those in which the Fund invests often have a shorter history of operations or a narrower product line, and may have a harder time raising additional capital when they need it. As a result, the stock prices of small companies tend to move more abruptly than stocks of large companies. There are also risks when investing in value-oriented stocks, including the risk that value-oriented stocks may underperform growth-oriented stocks during some periods.


IS THE FUND RIGHT FOR YOU?

  The Fund is designed for shareholders who are long-term investors, who can accept more risk and volatility than the general stock market, and who are willing to accept fluctuations in share price.

  This Fund is not appropriate for shareholders who need regular income, have a short-term investment horizon, or who are unwilling to accept fluctuation in share price or possible losses.

HOW THE FUND HAS PERFORMED

  The bar chart and table that follow are intended to help you assess the variability of the Fund's returns over the periods indicated. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.


  The following chart shows the annual performance of the Fund during the past ten calendar years:




EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Annual Total Returns (%)
1991                       47.4
1992                       42.5
1993                       22.9
1994                       -1.2
1995                       13.8
1996                       30.4
1997                       35.4
1998                       -7.2
1999                      -13.3
2000                       24.2




  During the 10 years ended December 31, 2000, the Fund's highest and lowest quarterly returns were:



  -   Highest quarterly return: 27.81%, during the quarter ended
      March 31, 1991



  -   Lowest quarterly return: -20.49%, during the quarter ended
      September 30, 1998

  The table below shows how the Fund's average annual performance for the one, five, and ten year periods ended December 31, 2000, and since the Fund's inception on April 23, 1987 compares with broad measures of market performance.



                         Average Annual Total Returns for Periods Ended
                                      December 31, 2000 (%)
-------------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                              1 Year           5 Years         10 Years         April 23, 1987
-------------------------------------------------------------------------------------------------
Fund.................               24.21        12.04            17.75               14.27
Russell 2000 Value*..               22.83        12.60            17.65               11.68**
Russell 2000*........               -3.02        10.31            15.53               10.12
S&P 500*.............               -9.19        18.42            17.50               14.70


------------------------


* The Russell 2000 Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios. The Russell 2000 Index is an unmanaged, market value-weighted index comprised of small-sized companies. The S&P 500 Index, an unmanaged, widely quoted stock market index, includes 500 of the largest companies publicly traded in America.



**  Return is calculated from an inception date of 5/1/87.



                               FEES AND EXPENSES



  The Fund is a "no-load" fund. You do not pay any sales charge when you purchase or sell your shares. However, you will pay indirectly various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



------------------------------------------------------------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
------------------------------------------------------------------
Maximum sales charge imposed on purchases...................  None
Maximum deferred sales charge...............................  None
Redemption fee..............................................  None
Exchange fee................................................  None
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
------------------------------------------------------------------
Comprehensive Management Fee (including most operating
  expenses)*................................................  1.50%
Distribution (12b-1) Fees...................................  None
Other Expenses..............................................  0.01%
                                                              ----
Total Annual Fund Operating Expenses........................  1.51%


------------------------


* Under the Advisory Agreement, Skyline Asset Management, L.P. pays all of the ordinary operating expenses of the Fund, except the fees and expenses of the Fund's non-interested trustees. (See "Who Manages the Fund--THE ADVISER.")

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.



1 year.....................................  $  154
3 years....................................     477
5 years....................................     824
10 years...................................   1,802


  THE EXAMPLE IS FOR ILLUSTRATION ONLY. IT IS NOT MEANT TO SUGGEST THE FUND'S ACTUAL OR EXPECTED COSTS OR EXPENSES, WHICH MAY BE MORE OR LESS THAN THE AMOUNTS SHOWN.

                           HOW WE CHOOSE INVESTMENTS

THE FUND


  The Fund seeks maximum capital appreciation primarily through investing in common stocks that the Fund's investment adviser, Skyline Asset Management, L.P. (called the "Adviser" in this Prospectus), considers to be undervalued.



  Companies in which the Fund invests generally fall into one of the following three categories:



  1. A company that is selling at a price/earnings ratio below the average for the overall stock market, which the Adviser believes will achieve above-average growth in earnings.



  2. A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company's operations will improve.



  3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and, consequently, offers potential for appreciation.



  The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion. The Adviser attempts to identify companies that it believes have been neglected by the investment community.


  The Fund is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of the Fund will be invested in common stocks. The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

SKYLINE'S RESEARCH


  When seeking investment ideas for the Fund, the Adviser's investment team relies on a number of sources, both internal and external. For example, the investment team typically meets with hundreds of companies annually, works with more than 100 brokerage firms (including small regional firms), and uses sophisticated computer screens to help focus on companies that meet the Fund's investment criteria.



  The investment team screens potential stocks for the Fund using:


  - valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;

  -   earnings growth prospects;

  -   a small capitalization range; and

  - a bottom up approach--one stock at a time, without market forecasts.


  Potential stock ideas that pass the initial review stage are researched in-depth by a member of the investment team of the Adviser. For most stocks researched, a member of the investment team:



  -   reviews corporate documents;



  -   reviews existing research reports written by third-party sources;



  -   prepares a comprehensive income statement model;



  -   reviews industry comparisons; and



  - talks and/or meets with the company's senior management, usually the CFO and/or CEO.



  If the stock idea still appears to be an attractive investment after that research, the team member presents it to the entire investment team for discussion. After this discussion, the investment team makes the final buy or sell decision for the Fund.


SKYLINE'S BUY/SELL DISCIPLINE


  The Adviser believes that each security in the Fund's portfolio should be considered a "buy" at all times. Once the investment team no longer wants to buy the stock, it should be sold and replaced with a better stock. In general, stocks are replaced when they achieve sell targets, when the investment team believes they no longer have strong appreciation potential or when fundamental conditions deteriorate such that the original investment thesis is no longer valid. Assumptions and purchase decisions are re-evaluated on an on-going basis for each portfolio security so that the portfolio remains consistent with the Adviser's investment philosophies.


                              WHO MANAGES THE FUND

THE ADVISER


  The Fund's investment adviser is Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. In addition to managing the Fund, the Adviser provides investment management services to individuals, trusts, retirement plans, endowments and foundations and manages a private investment company. The Adviser has advised and managed the Fund since 1995. The partners of the Adviser manage the day-to-day operations of the Adviser. The Adviser manages the Fund's investments. In addition, the Adviser provides office space, facilities, equipment, and personnel for managing the assets and administering the Fund's day-to-day operations, and provides shareholder and investor services.



  For its advisory, management and administrative services, and for the assumption of its ordinary operating expenses, the Fund pays the Adviser a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million and 1.35% of average daily net assets in excess of $600 million. For the most recent fiscal year, the Fund paid 1.50% of its average net assets in comprehensive management fees to the Adviser.



THE INVESTMENT TEAM



  Skyline Special Equities Portfolio is managed by a team of investment professionals, each of whom has developed an expertise in at least one industry or market sector. The investment team meets regularly to review all securities held by the Fund, share research information, and discuss new ideas and recommendations for the Fund.



  Five individuals of the investment team have portfolio management responsibilities. They are listed below:



  WILLIAM M. DUTTON. Mr. Dutton is the managing partner of the Adviser. Prior to Skyline Funds, Mr. Dutton was employed at Mesirow Financial starting in 1980 as a securities analyst in the Brokerage Division and transferring to Mesirow's Asset Management Division in 1984. From 1984 to 2001, he was a portfolio manager responsible for managing small capitalization equity portfolios. Mr. Dutton graduated with a Bachelor of Arts degree in English Literature from Princeton University and received a Master's degree in Accounting from the University of Illinois. He is a Certified Public Accountant.



  WILLIAM F. FIEDLER. Mr. Fiedler is a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Fiedler was a registered securities and commodities representative with J.F. Dalton Associates. Mr. Fiedler holds a Bachelor of Arts degree from Ripon College and a M.B.A. degree in Finance from the University of Wisconsin-Madison.



  KENNETH S. KAILIN. Mr. Kailin is a partner of the Adviser. Prior to the establishment of the Adviser in 1995, he was employed at Mesirow Financial, starting in 1987 as a securities analyst and in 1991 as a senior vice president and portfolio manager in Mesirow's Asset Management Division. Mr. Kailin was previously employed by Cole-Taylor Financial, a bank holding company, as a loan review officer. He also was formerly employed by the Federal Deposit Insurance Corporation as a bank examiner. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. degree from the University of Chicago. He is a Chartered Financial Analyst.



  MICHAEL MALONEY. Mr. Maloney is a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. He was also formerly employed by Harris Associates L.P. as a computer research assistant. Mr. Maloney earned his Bachelor of Arts degree from DePaul University and his M.B.A. degree in Finance from the University of Wisconsin-Madison.



  MARK N. ODEGARD. Mr. Odegard is a partner of the Adviser, joining the firm in 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co. Mr. Odegard received his Bachelor of Science and M.B.A. degrees from DePaul University. He is a Certified Public Accountant and Chartered Financial Analyst.



                                INVESTMENT RISKS



  Risk is a part of investing in mutual funds that invest in stocks. The biggest risk of investing in the Fund is market risk--the risk that a particular stock, stocks of companies in a particular industry, or stocks of small companies may fall in value. As a result, you may receive little or no return on your investment or may lose part or all of your investment.


  Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Fund should be considered a long-term investment, designed to provide the best results when held for several years or more.

  Because the Fund invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies, investing in the Fund may involve an above-average degree of risk. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and have a smaller public market for their securities.


  The Fund invests in value stocks--stocks that the Adviser believes are undervalued and, consequently, offer potential for appreciation. Value-oriented stocks have outperformed stocks with stronger growth characteristics during some periods and have underperformed such growth stocks during other periods.



  The Fund buys and sells securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the portfolio turnover rate. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. See "Distributions and Taxes" in this prospectus and "Taxes" in the Statement of Additional Information.

                               HOW WE MANAGE RISK

  The Adviser attempts to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations, to produce a favorable risk/reward ratio.

  The Fund has adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit investment risk and maintain portfolio diversification. In particular, the Fund may not invest more than:

  - 5% of its total assets (valued at the time of investment) in any one issuer, or acquire 10% of the voting securities of that issuer (this restriction does not apply to government securities); or


  - 25% of its total assets (valued at the time of investment) in companies in a single industry (this restriction does not apply to government securities).


  The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

                               TYPES OF ACCOUNTS

  You may set up an account directly with us, in any of the following ways.

INDIVIDUAL/JOINT TENANT


  Individual accounts are owned by one individual. Joint tenant accounts have two or more owners, and provide for rights of survivorship. Both accounts are registered under one social security or tax identification number.


GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)


  These custodial accounts provide a way to invest money on behalf of a minor child. The account is registered under the minor's social security number. Depending on state laws, you may set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).


TRUST

  You must establish a trust before investing money on behalf of a trust. The account is registered under the trust's tax identification number.

BUSINESS/ORGANIZATION



  You may invest money on behalf of a corporation, association, partnership or other group. We require a certified corporate resolution or certificate of authorization to redeem shares.


RETIREMENT ACCOUNTS


  Retirement plans provide individuals with tax-advantaged ways to save for retirement, through contributions, which may be tax deductible, and have tax-deferred growth.


  TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)


  Traditional IRAs allow individuals with earned income who are under the age of 70 1/2 to save up to $2,000 per tax year for retirement. Contributions may be tax deductible, subject to certain limits, and earnings grow tax-deferred. The amount you can contribute to a traditional IRA in any year is reduced by the amount you contribute to a Roth IRA and other IRAs in which you participate.


  ROTH IRAS


  Roth IRAs allow unmarried individuals with adjusted gross incomes up to $95,000 per year to contribute up to $2,000 per tax year for retirement. Married couples with adjusted gross incomes up to $150,000 who file a joint return can contribute up to $4,000. If your income, or if you are married and you and your spouse's income, exceeds the maximum income limitations, the amount you may contribute to a Roth IRA will be reduced. Contributions to Roth IRAs are not tax-deductible, but withdrawals are not taxable if the Roth IRA has been held at least five years, and you are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase your first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA.


  ROLLOVER IRAS


  Rollover IRAs allow individuals to rollover eligible distributions from an employer-sponsored retirement plan into an IRA. You may under certain circumstances rollover the distributions again to the profit sharing or pension plan of a new employer.


  SIMPLE IRAS


  SIMPLE IRAs allow small business owners or those who are self-employed and their eligible employees to elect to have a portion of their pay withheld on a before-tax basis and saved in a tax-deferred account maintained for the individual employee. Generally, the employer is also required to make a contribution for each employee who elects to contribute.

  OTHER RETIREMENT PLANS


  The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, Section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan and the trustee of the plan should contact the Fund regarding the establishment of an investment relationship.


                        INFORMATION ON PURCHASING SHARES


  You may purchase shares of the Fund by setting up an account directly with us or through certain broker-dealers or other intermediaries, some of which may charge a fee for their services. We have authorized some intermediaries (called "authorized agents" in this prospectus) to accept purchase orders and redemption requests on our behalf. In some cases, an authorized agent or another intermediary may not charge any transaction or other fees directly to you, but instead may receive a fee from the Adviser based on the value of Fund shares purchased through that agent. Any questions about purchasing shares through an intermediary should be directed to us at 800.828.2759, or to the agent or intermediary.


TO OPEN A NEW ACCOUNT WITH US:

BY MAIL

  CHECK

  - Complete and sign a Skyline Funds application. Make your check payable to Skyline Funds.

  - Mail your completed application and check to: Skyline Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to: Skyline Funds, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

BY WIRE

  - Call us at 800.828.2759 for instructions if you want to use a wire transfer to purchase shares of the Fund.

TO ADD TO AN EXISTING ACCOUNT:

BY MAIL

  CHECK

  - Complete the additional investment form provided with your quarterly account statement or write a note providing your account number and registration. Make your check payable to Skyline Funds.

  -   Mail to: Skyline Funds, c/o Firstar Mutual Fund Services, LLC,
      P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to: Skyline Funds, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

BY WIRE

  - Call us at 800.828.2759 for instructions if you want to use a wire transfer to purchase shares of a Fund.

BY TELEPHONE

  ELECTRONIC FUNDS PURCHASE


  - Once you have established a Skyline Funds account, electronic funds purchase allows you to purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an Automatic Clearing House member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account. We will complete most electronic purchases within the same business day, if you call to place your order by the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central
      Time). For more information on electronic funds purchase, see "Shareholder Services--Electronic Funds Purchases."


  EXCHANGE

  - You may exchange into the Fund from two portfolio series of Firstar Funds, Inc.--Money Market Fund and U.S. Government Money Market Fund.

  -   For more information, about exchanging out of a Firstar Money
      Market Fund, you should consult the Firstar Money Market Funds' prospectus, a copy of which can be obtained from us at 800.828.2759.

BY AUTOMATIC INVESTMENT

  AUTOMATIC INVESTMENT PLAN

  - Once you have established a Skyline Funds account, automatic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section on the account application form and attach a voided check from your bank account. For more information about automatic investing, see "Shareholder Services--Automatic Investment Plan."

  DIVIDEND PURCHASE PLAN


  - You may use the dividend and capital gain distributions paid by the Fund to buy shares of the Money Market Fund or the U.S. Government Money Market Fund, portfolio series of Firstar Funds, Inc. You may obtain a copy of the Firstar Money Market Funds' Prospectus from us at
      800.828.2759. The account into which the dividend and capital gain are to be invested must meet the applicable minimum balance, and the account registrations must be identical.


RULES THAT APPLY TO ALL SHARE PURCHASES:

  - You must make all share purchases in U.S. dollars and checks must be drawn on U.S. banks. We do not accept third party checks or credit card checks for any purchase (initial or subsequent share purchases).


  - If your check to purchase the Fund's shares does not clear, you will be responsible for any resulting loss incurred by the Fund. A charge (currently $25) will be assessed for any returned check.


  - If you are going to open a new account by wire, you must fax your application form to the transfer agent before sending the wire. You must also promptly mail the original application form to Skyline Funds c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 (if using regular mail). We will not establish any account services until we receive your completed application.

  - The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100.


  - You must provide your social security or taxpayer identification number on the application form, and certify that it is correct, before we will open an account for you. If you do not provide your correct social security or taxpayer identification number, or do not certify it, we may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds to you.


  - We may reject a share purchase if we think accepting it would be harmful to existing shareholders. We believe that frequent purchases and redemptions of a Fund's shares by investors utilizing market-timing strategies can adversely affect the management of the Funds. We intend to reject purchase orders from investors we believe are market-timers.

  - Generally, we do not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on our books without issuance of certificates.


  - The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.


DETERMINING THE SHARE PRICE


  The purchase price of the Fund's shares is the net asset value per share next computed after our transfer agent or an authorized agent receives your order completed in accordance with the instructions on the account application. Our transfer agent or authorized agent must receive your order before the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m., Central Time) to receive the net asset value calculated on that day. The Fund's net asset value will not be calculated on days when the New York Stock Exchange is closed.



  The net asset value per share of the Fund is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares of the Fund outstanding. Skyline values each security primarily by quotations from the primary market in which they are traded. We value other assets and securities by methods that our board of trustees believes will determine a fair value.


                        INFORMATION ON REDEEMING SHARES


  There are several ways to redeem your Fund shares. You may send us a written request, call us (if you have already authorized us to accept telephone instructions), exchange into one of the available money market funds, or participate in our systematic withdrawal plan. For your protection, some redemption requests may require a signature guarantee. For further details, please see "Signature Guarantees." The redemption process is outlined in the following pages.


BY MAIL

  - To redeem shares by mail, send a written request to Skyline's transfer agent: Skyline Funds, c/o Firstar Mutual Fund Services, LLC,
      P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

  -   All the owners of an account must sign the redemption request.
      Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

BY TELEPHONE

  Call us at 800.828.2759 to request that we redeem shares from your account by telephone.

  - To be eligible to redeem shares by telephone, you must have authorized telephone redemption on your account application prior to calling us with your redemption request.


  - You may add the ability to redeem by telephone if you did not authorize it on your original account application, by making the request in writing and having your signature(s) guaranteed.


  - To reduce the risk of a fraudulent instruction, we will send your redemption check only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

  -   You may not redeem shares held in an IRA account by telephone.

  - During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you will need to make your redemption request in writing.

BY WIRE

  MAIL

  - To redeem shares by mail and have the proceeds sent to your bank or brokerage account by wire transfer, send a written request to Skyline's transfer agent: Skyline Funds, c/o Firstar

      Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.


  - You must provide the name of the bank/broker, name(s) on the account, address and ABA number on your written request. We will deduct the wire fee, currently $15.00, from the proceeds.


  -   ALL THE OWNERS OF AN ACCOUNT MUST SIGN THE REDEMPTION REQUEST AND
      HAVE THEIR SIGNATURES GUARANTEED. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

TELEPHONE

  - Call us at 800.828.2759 to request that we redeem shares from your account by telephone and send the redemption proceeds by wire transfer to a predetermined bank or brokerage account.

  - To be eligible to redeem shares by telephone and have the proceeds sent to you by wire transfer, you must have authorized telephone redemption by wire transfer on your account registration prior to calling us with your redemption request.


  - You may add the ability to redeem by telephone if you did not authorize it on your original account application. You must make the request in writing and have your signature(s) guaranteed.


  - To reduce the risk of a fraudulent instruction, we will send your redemption proceeds only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

  -   You may not redeem shares held in an IRA account by telephone.


  - During periods of volatile economic and/or market conditions, you may have difficulty making a redemption request by telephone, in which case a redemption request would have to be made in writing.


RULES THAT APPLY TO ALL SHARE REDEMPTIONS:


  - The price you receive for your redeemed shares is the net asset value next determined after our transfer agent or an authorized agent receives your request. We calculate the net asset value as of the time of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m., Central Time). See "Determining the Share Price."

  - We do not charge any fees for a redemption paid by check, but an authorized agent may charge a fee for this service. Our transfer agent does charge a wire fee, currently $15.00, on redemptions paid by wire transfer.



  - We will pay all redemption proceeds by check or wire. If specified in the account application, the check will be made payable and sent to a designated financial institution. We will only send a wire to the bank or brokerage account as shown on your original account application, or in a written instruction you have given us with your signature guaranteed. We generally pay wire requests the next business day after we receive your redemption request and we will deduct the cost of the wire transfer (currently $15.00) from the proceeds. We reserve the right to change the wire transfer fee and any similar service fee without prior notice to you. We do not permit wires to third parties other than your designated bank or brokerage account.



  - The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. Redemptions in excess of that limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions. The Fund does not currently intend to pay redemption proceeds in-kind.



  - We may suspend or postpone the right of redemption at times when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission. If you redeem shares within 15 days after they have been purchased by check, we may delay payment of the redemption proceeds until the transfer agent can verify that payment for the purchase of the shares has been (or will be) received, which may take up to 15 days from the date of purchase.



  - We reserve the right to redeem shares in any account with a balance less than $750 in share value in the Fund. Prior to any such redemption, we will give shareholders with accounts not meeting the minimum balance requirement 30 days' written notice during which time they may increase their investment to avoid having their shares redeemed. We will waive the $750 minimum balance requirement if an account balance drops below $750 due to market activity.


  - If you purchased your shares through an authorized agent or another intermediary, you may also redeem your shares through that intermediary. Contact that intermediary for information about its requirements. An intermediary may charge a fee for its services.

  - If you are making a redemption request on behalf of a corporation, partnership, trust, fiduciary, executor, or administrator, you must send us written evidence of your authority to act.


  -   WE WILL NOT MAKE YOUR REDEMPTION CHECK PAYABLE TO ANYONE OTHER
      THAN YOU (USING THE NAME SHOWN ON THE FUND'S RECORDS) OR YOUR DESIGNATED BANK OR BROKER/DEALER FOR DEPOSIT TO AN ACCOUNT YOU HAVE AUTHORIZED.



  - The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.



  - The post office will not forward your redemption check if you move. If you have moved, indicate your change of address on your redemption request and have each account owner's signature guaranteed.


  SIGNATURE GUARANTEES. A signature guarantee is a way to protect the Fund and its shareholders, by guaranteeing that the person signing a request is really the person he or she claims to be. We try to balance the need to protect the Fund with the inconvenience to you of having your signature guaranteed. You must obtain a signature guarantee on a written redemption request if:


  - you want us to send the redemption check to an address other than the address shown on your account,



  - you want us to send the redemption check to a bank or brokerage account not previously authorized in accordance with the instructions on your account,


  -   the proceeds of the redemption would be more than $10,000,

  - YOU CHANGED YOUR ADDRESS OF RECORD BY TELEPHONE OR IN WRITING WITHIN THE LAST 60 DAYS, OR

  - you are redeeming shares that have been issued in certificate form.

  Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC CANNOT GUARANTEE A SIGNATURE.

                              SHAREHOLDER SERVICES

  SHAREHOLDER ACCOUNTS. You will receive a quarterly account statement showing transactions in the Fund's shares with a balance denominated in the Fund's shares. You will also receive a confirmation showing each purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from Firstar Mutual Fund Services, LLC. If you transfer ownership of your account, we require each record owner of the account to provide a signature guarantee. For additional information, please call us at 800.828.2759.


  To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800.828.2759. We will begin sending you individual copies thirty days after receiving your request.



  CHANGES TO YOUR ADDRESS. You may change your address of record over the telephone or in writing. You may change your address by calling us at
800.828.2759. To change your address of record by written request, write to our transfer agent: Skyline Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. All account owners must sign the request. If you are using an overnight courier, send to Skyline Funds, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202. However, if you have changed your address of record within the last 60 days, you may only redeem your shares in writing and must include a signature guarantee.


  EXCHANGE PLAN. Skyline offers an exchange plan between the Fund and two portfolio series of Firstar Funds, Inc.--Money Market Fund and U.S. Government Money Market Fund. All exchanges are made at the net asset value per share next calculated after the receipt of an exchange request. To be effective on that date, a request to exchange in or out of a Firstar Money Market Fund must be received by the purchase or redemption cutoff time described in the Firstar Money Market Funds' prospectus, a copy of which can be obtained from us at 800.828.2759.


  You may not use the telephone exchange plan for shares for which certificates have been issued or which have been held for fewer than 15 days. Exchanges by telephone are an automatic privilege unless you notify us on your account application that such authorization has been withheld. Unless authorization is withheld, we will honor exchange requests by telephone at 800.828.2759. We record all telephone exchange requests. We, and our transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if we do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account.


  WE RESERVE THE RIGHT TO TEMPORARILY OR PERMANENTLY TERMINATE, WITH OR WITHOUT ADVANCE NOTICE, THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHO MAKES EXCESSIVE USE OF THE EXCHANGE PRIVILEGE (FOR EXAMPLE, MORE THAN FOUR EXCHANGES PER CALENDAR
YEAR).

  Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes.

  AUTOMATIC INVESTMENT PLAN. Once you have established an account, you have the option to start an Automatic Investment Plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section of the account application and attach a voided check from your bank account.

  One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of Fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, but does not assure a profit.

  You may call us at 800.828.2759 to make certain changes to your automatic investment plan. You may change the dollar amount of your automatic investment, change the date of your automatic investment, suspend your automatic investments for up to six months or terminate your participation in the plan. You should call us at least three days prior to your next investment date for these changes to take effect for that investment. You can change your bank account information by sending a letter along with a voided check or a withdrawal slip for your new bank account. We will waive the minimum subsequent investment amount of $100.00 for automatic investments. Automatic investments may be as low as $50.00 per purchase.

  ELECTRONIC FUNDS PURCHASES. Once you have established an account, you may purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an Automatic Clearing House member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account.


  The purchase price for the shares will be the net asset value per share next computed after receipt by our transfer agent of your telephone purchase if you call to place your order by the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). We will initiate most electronic transfers from your banking account to pay for the share purchase within that same business day. We may modify or terminate the ability to purchase shares by phone at any time, or from time to time, without notice to shareholders.


  We, and our transfer agent, will be liable for losses resulting from unauthorized telephone purchases only if we do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

  SYSTEMATIC WITHDRAWAL PLAN. You may also arrange for us to redeem shares with a specified dollar value on a periodic basis. Payment is sent by check to the record shareholder(s) of the account. To initiate the Systematic Withdrawal Plan, your account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of $100 or more. Skyline may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.


  RETIREMENT PLANS. You may use the Fund as an investment vehicle for any of your Individual Retirement Accounts ("IRAs"), including your Traditional IRAs, Roth IRAs, SEP-IRAs and SIMPLE-IRAs, profit sharing or pension plans, custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations and any and all other qualified plans in which you participate. Master IRA plans, information regarding plan administration, fees, and other details are available from the Distributor and authorized broker-dealers. For more information on opening a retirement plan account with us, please call 800.828.2759.


                            DISTRIBUTIONS AND TAXES


  DISTRIBUTION PAYMENT AND REINVESTMENT OPTIONS. The Fund automatically reinvests your dividends and distributions in additional Fund shares unless you request otherwise. You may have your dividends paid to you by check, deposited directly into your bank account, or reinvested in the Fund or one of the Firstar Money Market Funds. If you elect to receive your dividends and distributions by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you.


  The Fund expects to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually. Because of the kinds of investments the Fund makes, its distributions tend to be more from short-term and long-term gains than from investment income.


  TAXES AND TAX REPORTING. The Fund's distributions are taxed as ordinary income or capital gains. Dividends from the Fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a capital gains distribution generally depends on how long the Fund has held the portfolio securities it sold, and so may qualify for the long-term capital gains rate even if you have held your Fund shares for 12 months or less.



  As a result of tax legislation passed in 1997, the maximum long-term capital gains rate will decrease from 20% to 18% for capital assets that have been held for more than five years and whose holding periods begin after December 31, 2000.


  Early in each year, you will receive a statement showing the amount and nature of all dividends and capital gain distributions paid to you during the year. The tax status of your dividends and distributions is not affected by whether you reinvest them or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale. Shareholders who are not subject to income taxation will not be required to pay tax on amounts distributed to them.

  Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation. Please note that if you do not give us your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

  BUYING AND SELLING SHARES CLOSE TO A RECORD DATE. Any dividends or distributions have the effect of reducing the per share net asset value by the amount of the dividends or distributions. Buying Fund shares shortly before the record date for a dividend is sometimes called "buying the dividend." The entire dividend will be taxable to you, even though a portion of the dividend effectively represents a return of your purchase price.

                             SHAREHOLDER INQUIRIES

  Inquiries should be addressed to Skyline Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. Telephone inquiries may be made at 800.828.2759.

                             OUR SERVICE PROVIDERS


  Firstar Mutual Fund Services, LLC is the Funds' transfer agent, shareholder servicing agent and provides accounting services to the Fund and Firstar Bank, N.A. is the custodian of the Fund's assets. Firstar's address is P.O. Box 701, Milwaukee, Wisconsin 53201.


                              FINANCIAL HIGHLIGHTS


  The following table is intended to help you understand the Fund's recent past financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by Ernst & Young LLP, Skyline Funds' independent auditors. The auditors' report, the Fund's financial statements, and further information about the performance of the Fund is contained in the Fund's Annual Report and the Statement of Additional Information, which may be obtained from us free of charge.

                           SPECIAL EQUITIES PORTFOLIO


                                                YEAR ENDED DECEMBER 31,
                               ---------------------------------------------------------
                                 2000        1999        1998        1997        1996
                               ---------   ---------   ---------   ---------   ---------
Net asset value at beginning
 of year.....................  $  15.90    $  19.78    $  21.66    $  18.16    $  16.79
                               --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment loss........     (0.06)*     (0.14)*     (0.11)      (0.07)      (0.04)
  Net realized and unrealized
   (loss) gain on
   investments...............      3.91       (2.51)      (1.45)       6.46        5.02
                               --------    --------    --------    --------    --------
  Total from investment
   operations................      3.85       (2.65)      (1.56)       6.39        4.98
                               --------    --------    --------    --------    --------
  Less distributions from net
   realized gains on
   investments...............        --       (1.23)      (0.32)      (2.89)      (3.61)
                               --------    --------    --------    --------    --------
  Net asset value at end of
   year......................  $  19.75    $  15.90    $  19.78    $  21.66    $  18.16
                               ========    ========    ========    ========    ========
TOTAL RETURN.................    24.21%     (13.28%)     (7.17%)     35.43%      30.37%
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to
   average net assets........     1.51%       1.48%       1.47%       1.48%       1.51%
  Ratio of net investment
   loss to average net
   assets....................    (0.32%)     (0.32%)     (0.50%)     (0.41%)     (0.32%)
  Portfolio turnover rate....       92%         81%         68%         62%        130%
Net assets at end of year (in
 thousands)..................  $286,951    $220,346    $445,024    $467,070    $219,480
                               ========    ========    ========    ========    ========


------------------------


*  Based on monthly average shares outstanding.

Additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this Prospectus, contains detailed information on Skyline Funds policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of our latest semi-annual or annual fiscal year end. You may obtain free copies of our annual and semi-annual reports, the Statement of Additional Information, or request any other information and discuss your questions about us by writing or calling:

Skyline Funds
c/o Firstar Mutual Fund
Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.828.2759


In addition, you may obtain this and other information about us directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. You may obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. After paying the appropriate duplicating fee, you may also obtain copies by writing to the SEC's Public Reference Section at 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


SKYLINE FUNDS-REGISTERED TRADEMARK-
----------------------------

SPECIAL EQUITIES PORTFOLIO


    PROSPECTUS
      MARCH 1, 2001


----------------------------

  311 SOUTH WACKER DRIVE
  SUITE 4500
  CHICAGO, IL 60606
  800.828.2759

SKYLINE FUNDS, THE SKYLINE LOGO, AND SPECIAL EQUITIES PORTFOLIO
ARE REGISTERED SERVICE MARKS OF AFFILIATED MANAGERS GROUP, INC.

Investment Company Act file number: 811-5022

SKYLINE FUNDS-Registered Trademark-

311 South Wacker Drive, Suite 4500
Chicago, Illinois 60606
(800) 828.2759

STATEMENT OF ADDITIONAL INFORMATION


March 1, 2001

--------------------------------------------------------------------------------

     Skyline Special Equities Portfolio is a series of Skyline Funds ("Skyline"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Skyline Funds Prospectus for Skyline Special Equities Portfolio dated March 1, 2001, and any supplement to that Prospectus. The Fund's Prospectus can be obtained without charge by calling or writing to Skyline.

TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SKYLINE ......................................................................2

SHARES  ......................................................................2

INVESTMENT POLICIES...........................................................2

INVESTMENT RESTRICTIONS.......................................................3

PERFORMANCE INFORMATION.......................................................5

PRINCIPAL SHAREHOLDERS........................................................8

MANAGEMENT OF SKYLINE.........................................................8

INVESTMENT ADVISORY SERVICES.................................................10

CODE OF ETHICS...............................................................12

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................13

PURCHASE AND REDEMPTION OF SHARES............................................14

TAXES........................................................................15

GENERAL INFORMATION..........................................................15

FINANCIAL STATEMENTS.........................................................17

SKYLINE

     Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Skyline currently has one series of shares, Skyline Special Equities Portfolio, which began operations April 23, 1987. Skyline's name was changed to "Skyline Funds" effective as of April 25, 1997, pursuant to an amendment to its Agreement and Declaration of Trust. As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Special Equities Portfolio. Special Equities Portfolio is sometimes referred to as the "Fund." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to the Fund.


SHARES

     Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Currently, there is one series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share is entitled to participate pro rata in any dividends and other distributions declared by Skyline's board of trustees on shares of that series. All shares have equal rights in the event of liquidation of that series.

     Each Skyline share has one vote and fractional shares have fractional votes. As a Massachusetts business trust, Skyline is not required to hold annual shareholder meetings. However, Skyline may call special meetings to elect or remove trustees, change fundamental policies or approve an investment advisory agreement. Upon request of at least 10% of the outstanding shares of Skyline, Skyline will call a special meeting of shareholders for a purpose that requires action by the shareholders.

     Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees, and Skyline's officers for acts or obligations of Skyline or the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the assets of the Fund of all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

INVESTMENT POLICIES

     TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, the Fund may, from time to time, take temporary investment positions that are inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents. Taking such a position might prevent the Fund from achieving its investment objective.

     REPURCHASE AGREEMENTS. The Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. The Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Fund did not invest in repurchase agreements in the most recent fiscal year and has no present intention of investing in repurchase agreements in the coming year.

     FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include securities guaranteed by a United States person. The Fund does not expect to invest more than 5% of its net assets in foreign securities.


     PORTFOLIO TURNOVER. The portfolio turnover rate of Special Equities Portfolio was 81% in 1999 and 92% in 2000. Although the Fund does not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons, such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year, but is expected to be less than 100%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. (See "Distributions and Taxes" in the Fund's Prospectus, and "Taxes" in this statement of additional information.)


INVESTMENT RESTRICTIONS

     Skyline has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of the Fund's outstanding shares. The Fund's fundamental investment restrictions are as follows:

     The Fund may not:

     1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed) (the Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

     2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

     3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.

     4. Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

     5. Invest more than 5% of its assets (measured at the time of investment) in securities of any issuer with less than three years operating history (including predecessors).

     6. Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

     7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

     8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

     9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     Skyline also has adopted the following additional restrictions and policies with respect to the Fund (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, the Fund may not:

     A. Invest in companies for the purpose of exercising control or management.

     B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund.

     C. Invest in securities of other open-end investment companies.

     D. Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

     E. Invest less than 65% of its total assets in common stocks of small-capitalization issuers.

     F. Invest in financial futures, options, or options on financial futures.

     G. Invest in commodities or commodity contracts.

PERFORMANCE INFORMATION

     From time to time Skyline may quote total return performance data for the Fund. Total return for a period is the percentage change in value during the period of an investment in the Fund's shares including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:
                                       n
                           ERV = P(1+T)

Where:                     P =      a hypothetical initial investment of $1,000
                           T =      average annual total return
                           n =      number of years
                           ERV =    ending redeemable value of a hypothetical
                                    $1,000 investment made at the beginning of the period at the end of the period (or fractional portion thereof)


     For example, total return and average annual total return at December 31, 2000 of an investment of $1,000 in Special Equities Portfolio were:

                                                                                  AVERAGE ANNUAL
                                                               TOTAL                   TOTAL
                                                            RETURN (%)                RETURN (%)
                                                            ----------                ----------
1 Year...............................................         24.21%                      --
5 Years..............................................         76.55%                    12.04%

10 Years.............................................         412.20%                    17.75%
Life of the Fund (April 23, 1987)....................         521.55%                    14.27%


     Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account. The Fund's performance figures are not a guarantee of future results. The Fund's performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. The comparison of the Fund to an alternative investment should consider differences in features and expected performance.

     The Fund may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention Skyline and the Fund include, but are not limited to, the following:

Barron's                                      Investor's Daily
Bloomberg Personal Finance                    Kiplinger's Personal Finance
Business Week                                 Los Angeles Times
Changing Times                                Money
Chicago                                       The Mutual Fund Letter
Chicago Tribune                               Mutual Fund Values (Morningstar)
Chicago Sun-Times                             Newsweek
Crain's Chicago Business                      The New York Times
Consumer Reports                              Pensions and Investments
Consumer Digest                               Personal Investor
Financial Planning                            Smart Money
Financial World                               Time
FA Advisor                                    USA Today
Forbes                                        U.S. News and World Report
Fortune                                       The Wall Street Journal
Institutional Investor                        Worth
Investment News


     When a newspaper, magazine, or other publication mentions Skyline or the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-to-earnings, price-to-sales, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook generally and for the Fund, in the view of Skyline, the investment team or the Adviser.


     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to stock market indexes or averages including the following:

Dow Jones Industrial Average           New York Stock Exchange Composite Index
Russell 1000 Index                     American Stock Exchange Composite Index
Russell 2000 Index                     Nasdaq Over-the-Counter Composite Index
Russell 2500 Index                     Nasdaq Over-the-Counter Industrials Index
Russell 3000 Index                     (These indexes generally reflect the
Russell MidCap Index                   performance of stocks traded in the
Russell 2000 Value Index               indicated markets.)
Standard & Poor's Small Cap 600 Index
Standard & Poor's 500 Stock Index
Standard & Poor's MidCap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire Quantum Small Value Index
Wilshire Next 1750 Index
Wilshire Quantum Small Cap Index
(These indexes are widely recognized indicators of general
U.S. stock market results.)


     The Fund's performance may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Small-Cap Value Index; Lipper Small-Cap Core Index; Lipper Small-Cap Growth Index; Lipper Small-Cap Aggressive Equity Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Fund Average; Morningstar General Equity Average; Morningstar MidCap/Value Average; Morningstar Small Cap Growth Average; and Morningstar Small Cap Value Average.

     Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") classify, calculate, and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by

Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Fund may use Ibbotson's historical data regarding the Consumer Price Index. The Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Skyline to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

PRINCIPAL SHAREHOLDERS

     The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the Fund as of January 31, 2001 were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 26.5%, Hartford Life Insurance Co., as a trustee for a deferred compensation plan, which held 8.8% and Boston Safe Dep. and Trust as a trustee for the benefit of Eastman Kodak employees, which held 6.3% of the shares of Special Equities Portfolio. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104. The address of Hartford Life Insurance Co. is P.O. Box 2999, Hartford, Connecticut 06104. The address of Boston Safe Dep. and Trust is 1 Cabot Road, Medford, Massachusetts 02155.


MANAGEMENT OF SKYLINE

     The board of trustees has overall responsibility for the conduct of Skyline's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

     Trustees and officers of Skyline, and their principal business occupations during at least the last five years, are shown below.

     WILLIAM M. DUTTON,* 47, PRESIDENT AND TRUSTEE. Managing Partner, Research and Portfolio Management, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Executive Vice President and Portfolio Manager (Special Equities Portfolio), Mesirow Asset Management, Inc.

     WILLIAM L. ACHENBACH, 58, TRUSTEE. President, W.L. Achenbach & Associates, Inc., a financial counseling firm.

     PAUL J. FINNEGAN, 47, TRUSTEE. Vice President, Madison Dearborn Partners, Inc., a venture capital firm.

     DAVID A. MARTIN, 49, TRUSTEE. Attorney and Principal, Righeimer, Martin & Cinquino, P.C., a law firm.

     RICHARD K. PEARSON, 61, TRUSTEE. President, First DuPage Bancorp, Inc., (Westmont, Illinois) since November 1998 and Director, First Community Bank (Milton, Wisconsin), since January 1998. Previously, Director, Citizens Savings Bank (Anamosa, Iowa), from February 1998 to January 2001 and Director and President, LaSalle Bank, Westmont (Westmont, Illinois), from 1994 to 1997.

     STEPHEN F. KENDALL, 46, EXECUTIVE VICE PRESIDENT, TREASURER AND SECRETARY. Partner and Chief Operating Officer, Skyline Asset Management, L.P., since January 1998. Previously, Regional Vice President, Metro Region, Nabisco Biscuit Company.

     KENNETH S. KAILIN, 42, EXECUTIVE VICE PRESIDENT. Partner, Research and Portfolio Management, Skyline Asset Management, L.P., since September 1995. Portfolio Manager, Skyline Asset Management, L.P. from September 1995 to February 2000, and prior to joining Skyline Asset Management, Senior Vice President and Portfolio Manager, Mesirow Asset Management, Inc.

     GEOFFREY P. LUTZ, 50, EXECUTIVE VICE PRESIDENT. Partner, Institutional Marketing, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Vice President, Mesirow Asset Management, Inc., and registered representative, Mesirow Financial, Inc. and Mesirow Investment Services, Inc.

     MICHAEL MALONEY, 39, SENIOR VICE PRESIDENT. Partner, Research and Portfolio Management, Skyline Asset Management, L.P., since September 1995. Previously, Securities Analyst, Mesirow Asset Management, Inc.

     MICHELE M. BRENNAN, 29, VICE PRESIDENT. Director of Fund Marketing, Skyline Asset Management, L.P., since August 1996. Previously, Regional Marketing Associate, Strong Capital Management, an investment adviser.

     As of January 31, 2001, the trustees and officers of Skyline owned, in the aggregate, 1.3% of the outstanding shares of Special Equities Portfolio. The address of Messrs. Dutton,


-------------------------
* Indicates an "interested person" of Skyline, as defined in the Investment Company Act of 1940.

Kendall, Kailin, Lutz, and Maloney and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 22902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 135 South LaSalle Street, Chicago, Illinois 60603; and Richard K. Pearson, 520 North Cass Avenue, Westmont, Illinois 60559.

     Messrs. Achenbach, Finnegan, Martin and Pearson serve as members of the Committee of the Independent Trustees, which functions as an audit committee. As such, the Committee makes recommendations to the Board of Trustees regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     The trustees of Skyline who are not "interested persons" of Skyline, as defined in the Investment Company Act of 1940 (the "1940 Act"), receive from Skyline an annual aggregate retainer of $6,000 and a fee of $400 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 2000, to each trustee of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.



                                                          Aggregate Compensation
Name of Trustee                                             from Skyline Funds
--------------------------------------------------------------------------------
     William L. Achenbach...................                        $8,900
     William M. Dutton(1)...................                             0
     Paul J. Finnegan.......................                         8,500
     David A. Martin........................                         8,900
     Richard K. Pearson.....................                         9,300

--------------------------------------------


(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.

INVESTMENT ADVISORY SERVICES

     The Adviser provides investment advisory and administrative services to Skyline for Special Equities Portfolio pursuant to an Investment Advisory Agreement dated May 28, 1998 (the "Agreement"). In addition to managing the Fund, the Adviser provides investment management services to individuals, trusts, retirement plans, endowments and foundations and manages a private investment company. The Adviser is a Delaware limited partnership that was formed in 1995. The general partner of the Adviser is Affiliated Managers Group, Inc. ("AMG") and the limited partners are corporations wholly owned by Messrs. Dutton, Kailin, Lutz, Maloney, Kendall, Mark Odegard and William Fiedler, respectively. AMG is a publicly traded Delaware corporation which acquires interests in investment management firms. AMG has its offices at Two International Place, 23rd Floor, Boston, MA 02110.

     Under the Agreement, the Adviser pays all of the Fund's ordinary costs and expenses attendant to operating the Fund except the advisory fees, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation.

     For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Fund's ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from the Fund based on the Fund's average daily net assets. Under the Agreement, the Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

     The Adviser has agreed that it will reimburse the Fund to the extent that, in any fiscal year, the aggregate expenses of the Fund, including the advisory fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline's ongoing operation, exceed an annual rate of 1.75% of the average daily net assets of Special Equities Portfolio. Reimbursement, if any, is made monthly.


     The Fund paid comprehensive management fees to the Adviser totaling $3,575,489, $5,246,839 and $7,049,303 in the fiscal years ended December 31,
2000, 1999 and 1998, respectively.


     The Agreement provides that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under the Agreement.

     The Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of the trustees of Skyline who are not "interested persons" of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of Skyline or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement is terminable with respect to the Fund without penalty, on 60 days' notice, by the trustees of Skyline or by vote of a majority of the outstanding shares of the Fund, or, on not less than 90 days' notice, by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


     The Adviser specializes in investing in stocks of companies with small market capitalizations. The Fund is managed by a team of investment professionals, each of whom has developed an expertise in at least one industry or market sector. The investment team meets regularly to review all securities held by the Fund, share research information, and discuss new ideas and recommendations for the Fund.

     Five individuals of the investment team have portfolio management responsibilities. They are listed below:

     WILLIAM M. DUTTON. Mr. Dutton is the managing partner of the Adviser. Prior to Skyline, Mr. Dutton was employed at Mesirow Financial starting in 1980 as a securities analyst in the Brokerage Division and transferring to Mesirow's Asset Management Division in 1984. From 1984 to 2001, he was a portfolio manager responsible for managing small capitalization equity portfolios. Mr. Dutton graduated with a Bachelor of Arts degree in English Literature from Princeton University and received a Master's degree in Accounting from the University of Illinois. He is a Certified Public Accountant.

     WILLIAM F. FIEDLER. Mr. Fiedler is a partner of the Adviser. Prior to the establishment of the Adviser in 1995, he was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Fiedler was a registered securities and commodities representative with J.F. Dalton Associates. Mr. Fiedler holds a Bachelor of Arts degree from Ripon College and a M.B.A. degree in Finance from the University of Wisconsin-Madison.

     KENNETH S. KAILIN. Mr. Kailin is a partner of the Adviser. Prior to the establishment of the Adviser in 1995, he was employed at Mesirow Financial, starting in 1987 as a securities analyst and in 1991 as a senior vice president and portfolio manager in Mesirow's Asset Management Division. Mr. Kailin was previously employed by Cole-Taylor Financial, a bank holding company, as a loan review officer. He also was formerly employed by the Federal Deposit Insurance Corporation as a bank examiner. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. degree from the University of Chicago. He is a Chartered Financial Analyst.

     MICHAEL MALONEY. Mr. Maloney is a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. He was also formerly employed by Harris Associates L.P. as a computer research assistant. Mr. Maloney earned his Bachelor of Arts degree from DePaul University and his M.B.A. degree in Finance from the University of Wisconsin-Madison.

     MARK N. ODEGARD. Mr. Odegard is a partner of the Adviser, joining the firm in 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co. Mr. Odegard received his Bachelor of Science and M.B.A. degrees from DePaul University. He is a Certified Public Accountant and Chartered Financial Analyst.


CODE OF ETHICS

     The 1940 Act and rules thereunder require that Skyline and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Skyline might take advantage of that knowledge for their own benefit. Skyline and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of Skyline from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Skyline and the Adviser to detect and prevent conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, the Adviser makes a judgment of the usefulness of the research information provided by a broker to the Adviser in managing the Fund. Although the information, e.g., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline and other accounts.

     The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Fund are reviewed periodically by Skyline's board of trustees.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions. However, the board of trustees of Skyline recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of Skyline to take into account the value of the information received for use in advising Skyline. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the expenses of the Adviser in providing management services to Skyline is not determinable. In addition, the board of trustees understands that other clients of the Adviser also may benefit from the information obtained for Skyline, in the same manner that Skyline also may benefit from information obtained by the Adviser in performing services for others.

     Transactions of Skyline in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained from others.

     The Adviser is further authorized to allocate the orders placed by it on behalf of Skyline to brokers and dealers who provide research services to Skyline or the Adviser. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to the policy of seeking the best price and execution as stated above, sales of shares of Skyline by a broker-dealer may be considered by the Adviser in the selection of broker-dealers to execute portfolio transactions for Skyline.

     Although investment decisions for Skyline are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both Skyline and one or more other advisory clients. If both Skyline and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by Special Equities Portfolio during the periods indicated. No commissions were paid to persons who were affiliated persons of Skyline as of the time such payments were made.


                                                            Fiscal Year Ending December 31,
                                   -----------------------------------------------------------------------------------
                                              2000                         1999                        1998
                                              ----                         ----                        ----
Aggregate commissions                  $1,362,194 (100%)             $1,418,582 (100%)          $1,120,059 (100%)

     Of the aggregate brokerage commissions paid during the fiscal year ending December 31, 2000, Special Equities Portfolio paid $782,259 to brokers who furnished research services, and such brokers effected transactions aggregating 57.5% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio.


     The Adviser may place brokerage transactions with brokers affiliated with the distributor for Skyline, Funds Distributor, Inc. Commissions paid to such brokers and any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions are discussed in the Prospectus under the headings "Types of Accounts," "Information on Purchasing Shares," "Information on Redeeming Shares," and "Shareholder Services." All of that information is incorporated herein by reference.


     NET ASSET VALUE. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., central time) each day it is open for trading. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there have been no sales on the valuation date, at the most recent bid price. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Skyline's board of trustees.

     The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


     REDEMPTION IN KIND. Skyline currently intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.


     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of the Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.

     Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.

TAXES

     Skyline intends for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies, it generally will not be subject to federal income or excise tax to the extent that its taxable income and capital gains are distributed to shareholders.


GENERAL INFORMATION

     CUSTODIAN AND TRANSFER AGENT. Firstar Bank, N.A., P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of Skyline. As Custodian, Firstar Bank, N.A. is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. Firstar Mutual Fund Services, LLC performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are not affiliates of the Adviser or its affiliates.

     INDEPENDENT AUDITORS. Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline's independent auditors, providing services including (i) audit of the annual financial statements, (ii) assistance and consultation in connection with Securities and Exchange Commission filings, and (iii) review of the annual income tax returns filed on behalf of the Fund.

     DISTRIBUTOR. The shares of the Fund are offered for sale on a continuous basis through Funds Distributor, Inc. ("Distributor"), without any sales commissions or charges to the Fund or to their shareholders. The Chairman of the Distributor, and Chairman and Chief Executive Officer and the majority shareholder of its parent corporation, Boston Institutional Group, Inc., is Mr. William J. Nutt, the Chairman and Chief Executive Officer of AMG. On February 12, 2001, The BISYS Group, Inc. ("BISYS") announced the execution of a definitive merger agreement to acquire Boston Institutional Group, Inc. The merger is expected to be consummated prior to April 30, 2001 and, upon its consummation, it is expected that the Distributor will become a subsidiary of BISYS.


     The Distributor acts pursuant to a written Distribution Agreement with Skyline which continues from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Fund and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Fund, all expenses in connection with registration of shares of the Fund with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.


     As agent, the Distributor offers shares of the Fund to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Fund's shares only on a best-efforts basis.

     The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Fund. Those amounts, if any, are described under "Portfolio Transactions and Brokerage."


     The Distributor is a selling agent for two series of Firstar Fund, Inc. - the Money Market Fund and the U.S. Government Money Market Fund. Those funds are the money market funds for which shareholders may exchange their shares of the Fund through the exchange privilege described in the Prospectus.

FINANCIAL STATEMENTS

  PORTFOLIO HOLDINGS as of December 31, 2000
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 4.6%
  OTHER TRANSPORTATION - 2.5%
Interpool, Inc.                      Container leasing firm                417,500   $  7,123,593
  TRUCKING - 2.1%
Landstar System, Inc.(a)             Truckload carrier                      57,600      3,193,200
Werner Enterprises Inc.              Truckload carrier                     163,500      2,779,500
                                                                                     ------------
                                                                                        5,972,700
                                                                                     ------------
  TOTAL AUTOS & TRANSPORTATION                                                         13,096,293

CONSUMER DISCRETIONARY - 25.5%
  APPAREL/TEXTILES - 2.0%
Gildan Activewear Inc.(a)            Shirt manufacturer                     71,400      2,793,525
Kellwood Co.                         Apparel manufacturer                  133,800      2,826,525
                                                                                     ------------
                                                                                        5,620,050
  COMMERCIAL SERVICES - 4.4%
APAC Customer Srvs., Inc.(a)         Customer management services          242,300        893,481
NCO Group, Inc.(a)                   Accounts receivable management        144,900      4,401,337
New England Business                 Business forms                        156,600      2,857,950
Sitel, Inc.(a)                       Teleservices provider                 469,900      1,350,962
United Stationers Inc.(a)            Office products distributor           127,900      3,069,600
                                                                                     ------------
                                                                                       12,573,330
  CONSUMER PRODUCTS/SERVICES - 4.4%
Furniture Brands Int'l.(a)           Furniture manufacturer                117,900      2,483,268
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles        158,000      6,280,500
School Specialty, Inc.(a)            Non-textbook school supplies          192,700      3,866,043
                                                                                     ------------
                                                                                       12,629,811
  RESTAURANTS - 6.4%
CEC Entertainment, Inc.(a)           Children-oriented casual dining       117,600      4,013,100
IHOP Corp.(a)                        Casual dining                         243,700      5,285,243
O'Charley's Inc.(a)                  Casual dining                         287,950      5,129,109
Ruby Tuesday, Inc.                   Casual dining                         259,500      3,957,375
                                                                                     ------------
                                                                                       18,384,827
  RETAIL - 8.3%
Aaron Rents, Inc.                    Furniture rental chain                299,500      4,211,719
AnnTaylor Stores Corp.(a)            Specialty women's stores              118,000      2,942,625
Discount Auto Parts, Inc.(a)         Auto parts stores                     145,600        800,800
Men's Wearhouse Inc.(a)              Men's apparel                         108,700      2,962,075
Michaels Stores, Inc.(a)             Arts & crafts stores                  188,200      4,987,300
Pier 1 Imports, Inc.                 Home furnishings retailer             303,700      3,131,906
Zale Corp.(a)                        Jewelry retailer                      168,800      4,905,750
                                                                                     ------------
                                                                                       23,942,175
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                         73,150,193

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
CONSUMER STAPLES - 4.7%
  CONSUMER STAPLES - 4.7%
Del Monte Foods Co.(a)               Canned foods                          490,800   $  3,558,300
International Multifoods Corp.       Food service distribution             237,600      4,826,250
Sensient Technologies Corp           Supplier of ingredients               185,900      4,229,225
United Natural Foods Inc.(a)         Natural food distributor               49,300        868,913
                                                                                     ------------
  TOTAL CONSUMER STAPLES                                                               13,482,688

ENERGY -- 5.8%
  EQUIPMENT & SERVICES - 2.5%
Chiles Offshore LLC(a)               Operator of drilling rigs             127,800      3,195,000
Tidewater Inc.                       Supply boat operator                   87,600      3,887,250
                                                                                     ------------
                                                                                        7,082,250
  EXPLORATION & PRODUCTION - 3.3%
HS Resources, Inc.(a)                Independent oil & gas exploration      76,900      3,258,638
Newfield Exploration Co.(a)          Oil & gas producer                     73,100      3,467,681
Ocean Energy, Inc.                   Independent oil & gas exploration     156,100      2,712,238
                                                                                     ------------
                                                                                        9,438,557
                                                                                     ------------
  TOTAL ENERGY                                                                         16,520,807

FINANCIAL SERVICES - 26.7%
  BANKS/THRIFTS - 7.2%
BancWest Corp.                       Commercial bank                       236,900      6,189,013
Dime Bancorp, Inc.                   New York based thrift                 267,200      7,899,100
East West Bancorp, Inc.              Commercial bank                       156,800      3,910,200
Waypoint Financial Corp.             Pennsylvania thrift                   247,300      2,720,300
                                                                                     ------------
                                                                                       20,718,613
  INSURANCE - 10.7%
American Physicians                  Medical malpractice insurer           177,000      2,931,563
  Capital, Inc.(a)
Delphi Financial Group, Inc.(a)      Accident & health insurance           159,588      6,144,138
Old Republic Int'l. Corp.            Multi-line insurance company          318,900     10,204,800
Selective Insurance Group, Inc.      Property & casualty insurance         111,900      2,713,575
StanCorp Financial Group, Inc.       Disability insurance                  100,100      4,779,775
Trenwick Group LTD(a)                Property & casualty reinsurance       154,600      3,836,013
                                                                                     ------------
                                                                                       30,609,864
  OTHER FINANCIAL SERVICES -- 4.5%
Heller Financial, Inc.               Commercial finance                    214,200      6,573,263
Raymond James Financial, Inc.        Investment services                   181,700      6,336,788
                                                                                     ------------
                                                                                       12,910,051

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
  REAL ESTATE INVESTMENT TRUSTS - 4.3%
AMB Property Corp.                   Industrial REIT                       160,000   $  4,130,000
Brandywine Realty Trust              Office REIT                           186,900      3,866,494
Summit Properties Inc.               Apartment REIT                        163,400      4,248,400
                                                                                     ------------
                                                                                       12,244,894
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                             76,483,422

HEALTH CARE - 4.4%
  HEALTH CARE SERVICES - 1.9%
AmeriPath, Inc.(a)                   Pathology services                    219,100      5,477,500
  MEDICAL EQUIPMENT/PRODUCTS - 2.5%
Invacare Corp.                       Home health care products             209,000      7,158,250
                                                                                     ------------
  TOTAL HEALTH CARE                                                                    12,635,750

MATERIALS & PROCESSING - 4.8%
  BUILDING/CONSTRUCTION PRODUCTS - 3.8%
Chicago Bridge & Iron Co.            Maker of steel tanks                  222,200      3,985,713
Jacobs Engineering Group Inc.(a)     Engineering and construction          149,800      6,918,888
                                                                                     ------------
                                                                                       10,904,601
  PACKAGING/PAPER - 1.0%
Albany International Corp.(a)        Paper machine clothing                224,042      3,010,564
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                         13,915,165

PRODUCER DURABLES - 8.3%
  ELECTRICAL EQUIPMENT/PRODUCTS - 2.3%
Belden Inc.                          Wire & cable manufacturer             259,600      6,587,350
  OTHER PRODUCER DURABLES - 6.0%
IDEX Corp.                           Specialty pump products               147,200      4,876,000
ITT Industries, Inc.                 Engineered products manufacturer      161,100      6,242,625
LSI Industries Inc.                  Lighting/graphics products            156,000      3,188,250
MSC Industrial Direct Co. Inc.(a)    Marketer of industrial products       164,500      2,971,281
                                                                                     ------------
                                                                                       17,278,156
                                                                                     ------------
  TOTAL PRODUCER DURABLES                                                              23,865,506

TECHNOLOGY - 8.6%
  CONTRACT MANUFACTURING - 2.3%
ACT Manufacturing, Inc.(a)           Contract manufacturer                 181,900      2,864,925
Radisys Corporation(a)               Mfg. of embedded computers            148,700      3,847,613
                                                                                     ------------
                                                                                        6,712,538

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
  DISTRIBUTION - 1.6%
Ingram Micro Inc.(a)                 Electronics distributor               184,900   $  2,080,125
Tech Data Corporation(a)             Distributor of PCs and peripherals     89,000      2,407,172
                                                                                     ------------
                                                                                        4,487,297
  ELECTRONIC COMPONENTS - 1.7%
CoorsTek, Inc.(a)                    Manufactures specialized ceramics      30,700        963,213
CTS Corp.                            Broad line specialty products         108,200      3,942,538
                                                                                     ------------
                                                                                        4,905,751
  OTHER TECHNOLOGY - 1.0%
Pomeroy Computer                     Computer products reseller            183,400      2,796,850
  Resources, Inc.(a)
  SERVICES - 0.5%
Keane, Inc.(a)                       Software consulting                   161,000      1,569,750
  SOFTWARE - 1.5%
Symantec Corp.(a)                    Leading security software provider    130,100      4,342,087
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                     24,814,273

UTILITIES - 1.0%
  GAS DISTRIBUTION - 1.0%
Atmos Energy Corp.                   Gas distributor                       119,700      2,917,687
                                                                                     ------------
TOTAL COMMON STOCKS - 94.4%
(Cost $230,308,038)                                                                   270,881,784

MONEY MARKET INSTRUMENTS
Yield 6.246% to 6.316%
  due January to September 2001
  American Family Financial Services                                                    5,980,849
  Sara Lee                                                                              8,834,020
  Wisconsin Corp. Credit Union                                                            281,349
  Wisconsin Electric                                                                    2,293,902
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 6.1%
(Cost $17,390,120)                                                                     17,390,120
                                                                                     ------------
TOTAL INVESTMENTS - 100.5%
(Cost $247,698,158)                                                                   288,271,904

OTHER ASSETS LESS LIABILITIES - (0.5%)                                                 (1,321,394)
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $286,950,510
                                                                                     ============

(a) Non-income producing security.

Based on cost of investments for federal income tax purposes of $247,698,158 on December 31, 2000, net unrealized appreciation was $40,573,746, consisting of gross unrealized appreciation of $57,230,145 and gross unrealized depreciation of $16,656,399.

See accompanying notes to financial statements.

  STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2000
------------------------------------------------------------------------

ASSETS
Investments, at value
  (Cost:  $247,698,158)                             $288,271,904
Receivable for:
  Securities sold                        $3,004,823
  Fund shares sold                        1,203,967
  Dividends and interest                    222,498    4,431,288
                                          ---------  -----------
Total assets                                         292,703,192

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                   $5,145,213
  Fund shares redeemed                      269,667
  Comprehensive management fee              337,802    5,752,682
                                          ---------  -----------
Net assets applicable to shares
  outstanding                                       $286,950,510
                                                    ============
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                         14,532,424
                                                     ===========
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                         $     19.75
                                                     ===========
ANALYSIS OF NET ASSETS
Paid-in capital                                     $264,970,165
Accumulated net realized loss on sales
  of investments                                     (18,593,401)
Net unrealized appreciation of
  investments                                         40,573,746
                                                     -----------
Net assets applicable to shares
  outstanding                                       $286,950,510
                                                    ============

See accompanying notes to financial statements.

  STATEMENT OF OPERATIONS for the Year Ended December 31, 2000
------------------------------------------------------------------------

Investment income
  Dividends                                         $2,232,991
  Interest                                             601,457
                                                    ----------
Total investment income                              2,834,448

Expenses:
  Comprehensive management fee                       3,575,489
  Fees to unaffilliated trustees                        33,710
                                                    ----------
Total expenses                                       3,609,199
                                                    ----------
Net investment loss                                   (774,751)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments         16,672,088
  Net change in unrealized appreciation or
    depreciation                                    40,055,583
                                                    ----------
Net realized and unrealized gain on investments     56,727,671
                                                    ----------
Net increase in net assets resulting from
  operations                                       $55,952,920
                                                    ==========

See accompanying notes to financial statements.

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                           Year Ended     Year Ended
                                            12/31/00       12/31/99
                                          -------------  -------------
From operations:
  Net investment loss                     $    (774,751) $  (1,125,613)
  Net realized gain/(loss) on sales of
    investments                              16,672,088    (33,501,167)
  Net change in unrealized appreciation
    or depreciation                          40,055,583    (20,304,001)
                                          -------------  -------------
Net increase/(decrease) in net assets
  resulting from operations                  55,952,920    (54,930,781)

Distributions to shareholders from net
  realized gains                                     --    (17,030,328)

From fund share transactions:
  Proceeds from fund shares sold            141,996,649     95,398,045
  Reinvestment of capital gain
    distribution                                     --     16,679,785
  Payments for fund shares redeemed        (131,344,964)  (264,794,438)
                                          -------------  -------------
Net increase/(decrease) in net assets
  resulting from share transactions          10,651,685   (152,716,608)
                                          -------------  -------------
Total increase/(decrease) in net assets      66,604,605   (224,677,717)

Net assets at beginning of year             220,345,905    445,023,622
                                          -------------  -------------
Net assets at end of year                 $ 286,950,510  $ 220,345,905
                                          =============  =============

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                      Year           Year         Year        Year        Year
                                     Ended          Ended        Ended       Ended       Ended
                                    12/31/00       12/31/99     12/31/98    12/31/97    12/31/96
                                   -------------------------------------------------------------
Net asset value at
  beginning of period               $  15.90       $  19.78     $  21.66    $  18.16    $  16.79
                                    --------       --------     --------    --------    --------
Income from Investment
  Operations
    Net investment loss                (0.06)*        (0.14)*      (0.11)      (0.07)      (0.04)
    Net realized and
      unrealized gain/
      (loss) on investments             3.91          (2.51)       (1.45)       6.46        5.02
                                    --------       --------     --------    --------    --------
      Total from investment
        operations                      3.85          (2.65)       (1.56)       6.39        4.98
                                    --------       --------     --------    --------    --------
Less distributions from net
  realized gains on
  investments                             --          (1.23)       (0.32)      (2.89)      (3.61)
                                    --------       --------     --------    --------    --------
Net asset value at end of
  period                            $  19.75       $  15.90     $  19.78    $  21.66    $  18.16
                                    ========       ========     ========    ========    ========
Total Return                          24.21%        (13.28%)      (7.17%)     35.43%      30.37%

Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.51%          1.48%        1.47%       1.48%       1.51%
  Ratio of net investment loss
    to average net assets             (0.32%)        (0.32%)      (0.50%)     (0.41%)     (0.32%)
  Portfolio turnover rate                92%            81%          68%         62%        130%
  Net assets, end
    of period (in thousands)        $286,951       $220,346     $445,024    $467,070    $219,480
                                    ========       ========     ========    ========    ========

* Based on monthly average shares outstanding.

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

 - SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

 - SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

 - FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

 - FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 2000, the Fund had capital loss carryforwards of $18,593,401. This loss may be used to offset capital gains arising in tax years through 2007.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

------------------------------------------------------------------------

 - EXPENSES - Through February 29, 2000, Skyline Funds consisted of three portfolios (funds). See Note 3, Acquisitions of Funds. Expenses arising in connection with a particular fund were allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, were allocated proportionately among the three funds then comprising Skyline Funds.

 - LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund's investment adviser is Skyline Asset Management, L.P. ("Adviser"). The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. There were no borrowings under this credit facility during the year ended December 31, 2000.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 2000 was $3,575,489.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2000, the Fund paid fees of $33,710 to its unaffiliated trustees.

                                       3
                             ACQUISITIONS OF FUNDS

On February 29, 2000, Skyline Special Equities Portfolio acquired all of the net assets of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian, each of which was also a portfolio of Skyline Funds, pursuant to a plan of reorganization approved by the shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The acquisitions were accomplished by a tax-free exchange of 3,903,850 shares of Skyline Special Equities Portfolio (valued at $58,550,262) for the 5,424,907 shares of Skyline Small Cap Value Plus and 468,882 shares of Skyline Small Cap Contrarian outstanding on February 29, 2000. Skyline Small Cap Value Plus' net assets at that date $55,470,313, including $5,678,738 of unrealized appreciation, and Skyline Small Cap Contrarian's net assets at that date ($3,079,949), including $176,541 of unrealized depreciation, were combined with those of Skyline Special Equities Portfolio. The net

------------------------------------------------------------------------
assets of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Small Cap Contrarian immediately before the acquisition were, $180,825,745, $55,470,313, and $3,079,949, respectively.

                                       4
                            FUND SHARE TRANSACTIONS

As of December 31, 2000, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the fund's shares of beneficial interest were as follows:

                                 Shares                     Dollar Amount
                        -------------------------   -----------------------------
                        Year Ended    Year Ended     Year Ended      Year Ended
                         12/31/00      12/31/99       12/31/00        12/31/99
                        ---------------------------------------------------------
Shares sold              4,788,020     5,235,896    $  83,446,387   $  95,398,045
Shares issued in
  connection with
  acquisition of
  Skyline Small Cap
  Value Plus and
  Skyline Contrarian
  Funds                  3,903,850                     58,550,262
Shares issued for
  reinvestment of
  dividends                     --     1,065,801               --      16,679,785
                        -----------   -----------   -------------   -------------
                         8,691,870     6,301,697      141,996,649     112,077,830
Shares redeemed         (8,015,810)  (14,941,529)    (131,344,964)   (264,794,438)
                        -----------   -----------   -------------   -------------
Net increase/decrease      676,060    (8,639,832)   $  10,651,685   $(152,716,608)
                        ===========   ===========   =============   =============

                                       5
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2000, were as follows:

Cost of purchases                   $214,072,596
Proceeds from sales                  249,515,601

  REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Chicago, Illinois
February 13, 2001

  FEDERAL TAX STATUS OF 2000 DIVIDENDS
------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

There were no capital gain or dividend distributions for the year ended December 31, 2000.

REPORT OF RESULTS OF SHAREHOLDER MEETING
------------------------------------------------------------------------

On February 29, 2000, Skyline Funds held a Special Meeting of Shareholders at which the Fund's shareholders approved a Plan of Reorganization providing for
(a) the transfer of substantially all the assets and liabilities of each of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian to Skyline Special Equities Portfolio, followed by (b) the distribution of shares of Skyline Special Equities Portfolio, pro rata, to shareholders of each of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian and (c) the liquidation of each of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The holders of the majority of outstanding shares of each Fund approved the Plan of Reorganization by the votes shown below.

                                          Skyline Small   Skyline Small
                                          Cap Value Plus  Cap Contrarian
                                          --------------  --------------
For                                          2,966,533        279,588
Against                                         81,862          8,143
Abstain                                        126,452          6,028
  Total                                      3,174,847        293,759

REPORT FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

                                     PART C

                                OTHER INFORMATION

ITEM 23.  Exhibits


     Note:As used herein, "Registration Statement" means the Registrant's
          Registration Statement on Form N-1A, no. 33-11755, "Post-effective Amendment no. 21" refers to post-effective amendment no. 21 to the Registration Statement that was filed on April 29, 1996, "Post-effective Amendment no. 22" refers to post-effective amendment no. 22 to the Registration Statement that was filed on April 25, 1997, "Post-effective Amendment no. 23" refers to post-effective amendment no. 23 to the Registration Statement that was filed on August 29, 1997, and "Post-effective Amendment no. 24" refers to post-effective amendment no. 24 to the Registration Statement that was filed on February 27, 1998, "Post-effective Amendment no. 25" refers to post-effective amendment no. 25 to the Registration Statement that was filed on April 28, 1998, "Post-effective Amendment no. 26" refers to post-effective amendment no. 26 to the Registration Statement that was filed on February 26, 1999 and "Post-effective Amendment no. 28" refers to post-effective amendment no. 28 to the Registration Statement that was filed on March 1, 2000.


  (a)(1)  Agreement and Declaration of Trust of the Registrant
          (incorporated by reference to exhibit 1 to Post-effective Amendment no. 21)

  (a)(2)  Amendment No. 1 to Agreement and Declaration of Trust
          (incorporated by reference to exhibit 1.2 to Post-effective Amendment no. 22)

     (b) By-Laws of the Registrant (incorporated by reference to exhibit 2 to Post-effective Amendment no. 21)

     (c) Share certificate for series designated Skyline Special Equities Portfolio (incorporated by reference to exhibit 4.1 to Post-effective Amendment no. 24)

     (d) Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Special Equities Portfolio (incorporated by reference to exhibit (d)1 to Post-effective Amendment no. 26)

  (e)(1)  Distribution Agreement between the Registrant and Funds
          Distributor, Inc. (incorporated by reference to exhibit 6 to Post-effective Amendment no. 21)

  (e)(2) Amendment to Distribution Agreement between the Registrant and Funds Distributor, Inc. (incorporated by reference to exhibit 6.2 to Post-effective Amendment no. 24)

     (f)     None

     (g) Amended and Restated Custodian Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit 8 to Post-effective Amendment no. 25)

     (h)(1) Amended and Restated Transfer Agent Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit 8 to Post-effective Amendment no. 25)

     (h)(2) Amended and Restated Fund Accounting Services Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit 8 to Post-effective Amendment no. 25)


     (i)(1) Opinion of Counsel relating to Skyline Special Equities Portfolio (incorporated by reference to exhibit 10 to Post-Effective Amendment no. 25)

     (i)(2)  Consent of Counsel relating to Skyline Special Equities Portfolio


     (j)     Consent of Independent Auditors

     (k)     None

     (l) Investment representation letter of initial purchaser of shares of beneficial interest of the Registrant (incorporated by reference to exhibit 13 to Post-effective Amendment no. 21)

     (m)     None

     (n)     None

     (p) Code of Ethics of Skyline Asset Management, L.P. and Skyline Funds (incorporated by reference to exhibit (p) to Post-effective Amendment no. 28)

ITEM 24.     Persons Controlled by or Under Common Control With Registrant.

             The Registrant does not consider that there are any persons directly or indirectly controlled by, or under common control with, the Registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Management of Skyline" and in the first paragraph under the caption "Investment Advisory Services" is incorporated by reference.

ITEM 25. Indemnification.

         Article Tenth of Registrant's Agreement and Declaration of Trust (exhibit (a) to this registration statement, which is incorporated herein by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant, its trustees and officers, Skyline Asset Management, L.P. (the "Adviser") (the investment adviser to Registrant) and certain affiliated persons of the Adviser and affiliated persons of such persons are insured under a policy of insurance maintained by Registrant, the Adviser and those affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26. Business and Other Connections of Investment Adviser.

         The information in the Statement of Additional Information under the caption "Management of Skyline" is incorporated by reference. Affiliated Managers Group, Inc. ("AMG"), the general partner of Skyline Asset Management, L.P., has during such time period been in the business of acquiring interests in investment management firms in which management personnel retain a significant interest. AMG holds, directly or indirectly, partnership or other equity interests in a number of entities, each of which provides investment advice to a number of other organizations and individuals.

ITEM 27. Principal Underwriters.

     (a) Funds Distributor, Inc. (the "Distributor") currently acts as distributor for:

          American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
          American Century Government Income Trust
          American Century International Bond Funds
          American Century Investment Trust
          American Century Municipal Trust
          American Century Mutual Funds, Inc.
          American Century Premium Reserves, Inc.
          American Century Quantitative Equity Funds
          American Century Strategic Asset Allocations, Inc.
          American Century Target Maturities Trust
          American Century Variable Portfolios, Inc.
          American Century World Mutual Funds, Inc.
          BJB Investment Funds
          The Brinson Funds
          CDC MPT Funds
          Dresdner RCM Capital Funds, Inc.
          Dresdner RCM Equity Funds, Inc.
          HT Insight Funds, Inc., d/b/a Harris Insight Funds
          IBT Merrimac Funds
          J.P. Morgan Institutional Funds
          J.P. Morgan Funds
          The JPM Series Trust
          The JPM Series Trust II
          LaSalle Partners Funds, Inc.
          Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.
          Nomura Pacific Basin Fund, Inc.
          Orbitex Group of Funds
          Saratoga Advantage Trust
          SG Cowen Funds
          St. Clair Funds, Inc.
          Waterhouse Investors Family of Funds, Inc.
          WEBS Index Fund, Inc.

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees. On February 12, 2001, The BISYS Group, Inc. ("BISYS") announced the execution of a definitive merger agreement to acquire Boston Institutional Group, Inc. The merger is expected to be consummated prior to April 30, 2001 and, upon its consummation, it is expected that the Distributor will become a subsidiary of BISYS.

         (b) The following is a list of the executive officers, directors and partners of the Distributor:

           Director, President and Chief Executive        - Marie E. Connolly
           Officer

           Executive Vice President                       - George A. Rio

           Executive Vice President                       - Charles W. Carr

           Executive Vice President                       - Donald R. Roberson

           Executive Vice President                       - William S. Nichols

           Senior Vice President, General Counsel,        - Margaret W. Chambers
           Chief Compliance Officer, Secretary and
           Clerk

           Director, Senior Vice President, Treasurer     - Joseph F. Tower, III
           and Chief Financial Officer

           Senior Vice President                          - Judith K. Benson

           Senior Vice President                          - Erik A. Liik

           Senior Vice President                          - Gary S. McDonald

           Senior Vice President                          - John Prosperi

           Senior Vice President                          - Vincent DiGaetano

           Senior Vice President                          - Paula R. David

           Senior Vice President                          - John Lehning

           Director                                       - William J. Nutt

None of the directors and officers of the Distributor hold positions or offices with the Registrant. The principal business address of all officers and directors of the Distributor is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         (c)  Not applicable

ITEM 28. Location of Accounts and Records.


         (1)  Firstar Mutual Fund Services, LLC
              P.O. Box 701
              Milwaukee, Wisconsin 53201
              Rule 31a-1(a); Rule 31a-1(b)(1)


         (2)  Firstar Bank, N.A.
              P.O. Box 701

              Milwaukee, Wisconsin 53201
              Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

         (3)  Skyline Funds
              311 South Wacker Drive, Suite 4500
              Chicago, Illinois 60606
              Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
              Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
              Rule 31a-2(c); Rule 31a-2(e)

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on March 1, 2001.


                                     SKYLINE FUNDS


                                     By  /s/ William M. Dutton
                                       ------------------------------------
                                             William M. Dutton, President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ William L. Achenbach   Trustee                          )
------------------------                                    )
William L. Achenbach                                        )
                                                            )
                                                            )
                                                            )
/s/ William M. Dutton      Trustee                          )
------------------------                                    )
William M. Dutton          President                        )
                           (principal executive officer)    )
                                                            )
                                                            )
                                                            )
/s/ Paul J. Finnegan       Trustee                          )  March 1, 2001
------------------------                                    )
Paul J. Finnegan                                            )
                                                            )
                                                            )
                                                            )
/s/ David A. Martin        Trustee                          )
------------------------                                    )
David A. Martin                                             )
                                                            )
                                                            )
                                                            )
/s/ Richard K. Pearson     Trustee                          )
------------------------                                    )
Richard K. Pearson                                          )
                                                            )
                                                            )
                                                            )
/s/ Stephen F. Kendall     Secretary and Treasurer          )
------------------------                                    )
Stephen F. Kendall         (principal accounting and        )
                           financial officer)

                   INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

          Exhibit                                           Exhibit
           Number                                           -------
           ------

          (i)  Consent of Counsel relating to Skyline Special Equities Portfolio

          (j)  Consent of Independent Auditors